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                                                                   EXHIBIT 10.73

                                  SCHEDULE "A"

                          NON-NEGOTIABLE JUDGMENT NOTE
                              SECURED BY COLLATERAL

$ 505,231.72                                                     Paoli, PA
                                                                 July 1, 1997

         FOR VALUE RECEIVED and without defalcation, the undersigned, Sidney Singer, Alan Singer, David Singer (herein together "Maker"), jointly and severally do hereby promise to pay to the order of Sterling Vision, Inc., its successors and/or assigns, (herein "Payee") the sum of Five Hundred Five Thousand Two Hundred Thirty One Dollars and 72/100 cents ($505,231.72), without interest, said principal payable promptly after each and every sale after the date thereof of the Initial Sale Shares, as defined in that certain Agreement and Plan of Reorganization, dated as of February 19, 1997, by and among Maker and Payee, and as more fully described in that certain Letter Agreement, dated June 30, 1997, between the Maker and the Payee (the "Letter Agreement").

         All payments hereunder shall be paid by check by Maker mailed to Payee at 1500 Hempstead Turnpike, East Meadow, New York, 11554 or at such other address that may be furnished, from time to time, in writing, to Maker by Payee for said purposes.

         This Note is secured by a pledge of Payee's Initial Sale Shares, which Shares shall be Payee's sole security for repayment of Maker's obligations hereunder, and Payee shall have no other recourse against Maker, personally, or any other assets of Maker, unless if and to the extent the Maker shall be in breach or violation of any of their obligations under the Letter Agreement. Failure by Maker to make any payment of principal within five (5) days after the dates required by this Note, shall constitute under this Note. Upon such default, Payee may declare the unpaid balance of this Note immediately due and payable and such balance shall thereupon by immediately due and payable without presentation, demand, protest or further notice, all of which are hereby expressly waived by Maker. Payee shall have, in addition, any other rights it may have under the Uniform Commercial Code and other applicable law and any other promissory notes or agreements between Maker and Payee.

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         No failure on the part of Payee in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof, or the exercise of any other right or remedy hereunder. No modification or waiver of any provision of this Note, nor any departure by Maker therefrom, shall in any event be effective unless the same shall be in writing and then such waiver or consent shall be effective only in the specific instance and for the specific purpose given. Whenever any payment to be made under this Note shall be due on Saturday, Sunday, or public holiday, under the laws of the Commonwealth of Pennsylvania, such payment shall be deemed to be payable on the next preceding business day. This Note shall not be negotiated by Payee under any circumstances.

         FURTHER, TO SECURE PAYMENT OF THIS NOTE, THE MAKER HEREBY AUTHORIZES IRREVOCABLY THE PROTHONOTARY, CLERK OF THE COURT, OR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR HIM IN SUCH COURT AT ANYTIME AFTER MATURITY AND CONFESS JUDGMENT AGAINST HIM IN FAVOR OF PAYEE, WITH OR WITHOUT THE FILING OF AN AVERMENT OF DEFAULT, WITH RELEASE OR ERRORS, WITHOUT STAY OF EXECUTION, AND FOR SUCH AMOUNT AS MAY APPEAR TO BE UNPAID THEREON, TOGETHER WITH CHARGES, ATTORNEY'S FEES IN THE AMOUNT OF FIVE (5%) PERCENT OF THE AMOUNT DUE AND OWING, AND COSTS, AND MAKER HEREBY WAIVES AND RELEASES ALL BENEFIT AND RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OF EXEMPTION LAWS OF ANY STATE, NOW IN FORCE OR HEREAFTER TO BE PASSED.

         This Note shall be deemed to have been made under and shall be construed in accordance with the laws of the Commonwealth of Pennsylvania in all respects, including matters of construction, validity, and performance. The terms and provisions hereof shall inure to the benefit of, and be binding upon, the respective successors and assigns of Maker and Payee. This Note may be signed in counterparts.

                                          /s/ Sidney Singer
                                          -----------------------------------
                                          Sidney Singer

                                          /s/ Alan Singer
                                          -----------------------------------
                                          Alan Singer

                                          /s/ David Singer
                                          -----------------------------------
                                          David Singer

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